Newtek Business Services Inc. Announces
SAS 70 TYPE 1 Certification for its CrystalTech Subsidiary

 New York, N.Y. - August 7, 2006 - Newtek Business Services, Inc. (NASDAQ: NKBS) (www.newtekbusinessservices.com), a provider of business services and financial products to the small business market, announced today that an examination conducted by Grant Thornton, LLP has resulted in its CrystalTech Web Hosting, Inc. subsidiary being awarded Type 1 certification under Statement on Auditing Standards (SAS) No. 70. This is an internationally recognized auditing standard developed by the American Institute of Certified Public Accountants and represents that a service organization has been through an in-depth audit of their control activities, which included controls over information technology and related processes.

“This self-initiated audit process demonstrates CrystalTech’s commitment to its customers as a reliable, transparent, secure web hosting service that is focused upon minimizing risk, increasing value, maintaining service availability and preserving client privacy and data security. A SAS70 Audit is the primary means by which a service provider can convey the effectiveness of its internal controls,” commented C. J. Brunet, Executive Vice President - Strategic Planning and Marketing for Newtek Business Services, Inc. and CrystalTech.

This SAS 70 audit is just one element of Newtek's strategy to build a better business and demonstrates the Company’s commitment to quality, continuous improvement, business transparency and risk management.

About CrystalTech

CrystalTech is a subsidiary of Newtek Business Services, Inc. Founded in 1992, CrystalTech Web Hosting, Inc. is one of the largest Windows-based web hosting companies in the world, hosting customers in over 100 countries, ranging from small businesses to Fortune 100 corporations. CrystalTech is responsible for hundreds of millions of visits each day on the Internet and uses a state-of-the-art data center that includes redundancy throughout core systems like power, air conditioning, network connectivity, network transportation, as well as a secured environment for their network operations center. For more information about CrystalTech, visit http://www.crystaltech.com.

About Newtek Business Services, Inc.

Newtek Business Services, Inc. is a direct distributor of business services and financial products to the small to medium-sized business market. According to the SBA, there are over 23 million small businesses in the United States which in total represent 99.7% of all employers, generate 60 - 80 percent of all new jobs annually and generate more than 50% of non-farm GDP. Since 1999, Newtek has helped these business owners realize their potential by providing them with the essential tools needed to manage and grow their businesses. Newtek focuses on providing its 65,000 customers with access to financial, management and technological resources that enable them to better grow and compete in today’s marketplace. Newtek’s products and services include:

☐   Newtek Small Business Finance: U.S. government-guaranteed small business lending services;
☐   Newtek Merchant Solutions: electronic merchant payment processing solutions;
☐   Newtek Insurance Agency: commercial and personal insurance;
☐   Newtek Web Hosting: domain registration, hosting, web design and development;
☐   Newtek Data Storage Services: data backup, archival and retrieval services;
☐   Newtek Financial Information Systems: outsourced digital bookkeeping; and
☐   Newtek Tax Services: tax filing, preparation and advisory services.

Statements in this press release including statements regarding Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and Exchange Commission and available through http://www.sec.gov

Contacts:

Newtek Business Services

 Barry Sloane

Chairman of the Board & CEO

212-356-9500

bsloane@newtekbusinessservices.com